September 21, 2005

Securities and Exchange Commission
Division of Corporation Finance
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention: Greg Belliston

Re:	PXRE Group Ltd. Registration Statement on Form S-3 Filed September 15, 2005 File No. 333-128354

Ladies and Gentlemen:

     On behalf of PXRE Group Ltd. (“PXRE” or the “Company”), submitted herewith for filing is Amendment No. 1 (“Amendment No. 1”) to the Registration Statement referenced above (the “Registration Statement”). This Amendment No. 1 is being filed in response to the comment contained in a letter dated September 19, 2005 (the “Letter”) from Greg Belliston of the Staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) to Jeffrey L. Radke, President and Chief Executive Officer of PXRE. The response contained herein is based upon information provided to Sidley Austin Brown & Wood llp by the Company. The response is keyed to the comment in the Letter and to the heading used in the Letter.

Registration Statement Cover Page

1.	Please revise the registration fee table so that it lists separately the total number of shares being registered for resale and the registration fee applicable to these shares.

Response: The Company has revised the disclosure to the registration fee table on the cover page of the Registration Statement and has made corresponding changes to the prospectus cover page.

     The Company would also like to direct the Commission’s attention to its acceleration request for effectiveness of the Registration Statement being provided under separate cover letter.

     If you have any comments or questions about the foregoing, please call the undersigned at (212) 839-8654.

                                   Very truly yours,

                                   /s/ Jack Kantrowitz
                                   Jack Kantrowitz, Esq.

cc:  Jeffrey Radke
      Bruce Byrnes, Esq.
      Nancy Corbett, Esq.